SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

DELTA CAPITAL TECHNOLOGIES INC.

_________________

(Name of Registrant as Specified In Its Charter)

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DELTA CAPITAL TECHNOLOGIES INC.

Suite 440- 375 Water Street

Vancouver, B.C. V6B 5C6

(604) 312-0663

         NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

February 1, 2004

To the Stockholders of Delta Capital Technologies Inc:

The attached Information Statement is being delivered by Delta Capital Technologies Inc. (“Corporation”) in connection with the approval by the holders of a majority of our voting stock of an amendment to the Corporation’s certificate of incorporation, specifically to change our corporate name from “Delta Capital Technologies Inc.” to “Newmark Ventures Inc.”. This Information Statement is first being mailed to stockholders on or about February 1, 2004. We anticipate that the amendment to our articles of incorporation will become effective on or after February 20, 2004.

On December 19, 2003, the Corporation’s board of directors approved a resolution authorizing the filing of an amendment to our certificate of incorporation with the Delaware Secretary of State. On December 19, 2003, the holders of a majority of the outstanding shares of the Corporation’s common entitled to vote thereon executed a written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware and Article I, Section 7 of the Corporation’s bylaws to approve and adopt amendments to its certificate of incorporation

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 228 of the Delaware General Corporation Law and Section 14(c) of the Securities Exchange Act of 1934, as amended. The Information Statement describes the change to our certificate of incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US

A PROXY.

Thank you for your continued interest in and support of Delta Capital Technologies Inc.

By Order of the Board of Directors

_________________

Martin Tutschek
President

DELTA CAPITAL TECHNOLOGIES INC.

Suite 440- 375 Water Street

Vancouver, B.C. V6B 5C6

(604) 312-0663

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US

A PROXY.

This Information Statement is being mailed on or about February 1, 2004 to all stockholders of record of Delta Capital Technologies Inc., a Delaware corporation (“Corporation”), as of the close of business on December 19, 2003. It is being furnished in connection with the adoption of a certain amendment to the Corporation’s certificate of incorporation by written consent of the holders of a majority of the outstanding shares of common stock. We anticipate that the amendment will become effective on or after February 20, 2004. A copy of the amendment to our certificate of incorporation is attached to this document as Exhibit A.

On December 19, 2003, the Corporation’s board of directors adopted resolutions proposing and declaring advisable an amendment to our certificate of incorporation. Specifically, the board of directors proposed that the Corporation change its name from “Delta Capital Technologies Inc.” to “Newmark Ventures Inc.”.

On December 19, 2003, the holders of a majority of the outstanding shares of the Corporation’s common entitled to vote thereon executed a written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware and Article I, Section 7 of the Corporation’s bylaws to approve and adopt an amendment to its certificate of incorporation. Our board of directors decided to obtain the written consent of holders of a majority of the outstanding common stock entitled to vote on the amendment in order to eliminate the cost and delay involved in holding a special meeting of the Corporation’s stockholders and in order to amend our certificate of incorporation in a timely manner.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is to be sent is December 19, 2003. As of the record date, we had 12,385,171 shares of common stock issued and outstanding and entitled to vote on the amendments, with each share of common stock entitled to one vote. The holders of 6,465,150 shares of the issued and outstanding common stock, representing approximately 52% of the votes entitled to be cast with regard to the amendment, approved the amendment by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendments may not be effected until at least 20 calendar days after this Information Statement is sent or given to the Corporation’s stockholders. We anticipate that the amendment will become effective on or after February 20, 2004 upon filing with the Delaware Secretary of State.

There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law and Section 14(c) of the Securities Exchange Act of 1934, as amended, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

NAME CHANGE TO NEWMARK VENTURES INC.

The Corporation’s board of directors and the stockholders holding a majority of the voting power of its common stock have approved the change of our corporate name from “Delta Capital Technologies Inc.” to “Newmark Ventures Inc.” by means of an amendment to the Corporation’s certificate of incorporation. The corporate name change will become effective upon the filing of an amendment to the Corporation’s certificate of incorporation with the Delaware Secretary of State, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

REASONS FOR NAME CHANGE

The primary purpose for changing the Corporation’s name is to move it away from the identification of the Corporation’s business with internet or web activity and establish a new broad based name identification that would lend itself to the wide range of business opportunities in which the Corporation is currently involved. The name change will not involve any change in management’s plan to continue to seek out new business opportunities either through merger or acquisition.

The voting and other rights that accompany the Corporation’s securities will not be affected by the change in our corporate name. However, both our ticker symbol, which is “DCTN,” and our CUSIP number will change as a result of the Corporation’s name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name and CUSIP number. Your existing certificate or certificates will continue to represent shares of the Corporation’s common stock as if its name had not changed. The Corporation’s transfer agent will issue stock certificates with its new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send our transfer agent or us your existing stock certificates.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment to the certificate of incorporation under the Corporation’s certificate of incorporation. The Corporation has obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of its common stock. Therefore, a special meeting of the stockholders to approve the name change and the amendment to the certificate of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the Delaware General Corporation Law in connection with the amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of December 19, 2003 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of December 19, 2003 there were 12,385,171 shares of common stock issued and outstanding.

--------------------------- ------------------------------------- ---------------------------- -----------------------

TITLE OF                    NAME AND ADDRESS                      AMOUNT AND NATURE OF
CLASS                       OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP         PERCENT OF CLASS
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------

                            Martin Tutschek
                            President/Chief Executive
Common Stock                Officer/Director
($0.001 par value)          Suite 440-375 Water Street
                            Vancouver, BC                         300,000                      2.4%
                            V6B 5C6
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Dr Kim Lu
                            85 English Bluff Road
Common Stock                Tsawassen B.C.
($0.001 par value)          V4M 2M4                               9,000,000                    7.36%
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Bayside Management Corp

Common Stock                Suite 203-1030 West14th Avenue
($0.001 par value)          Vancouver B.C.
                            V6H 1P3                               1,000,000                    8.1%
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
Common Stock                Bayant Dhindsa

                            31859 Gabriola Crescent
($0.001 par value)          Abbotsford B.C.
                            V25 6H1                               725,000                      5.9%
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
Common Stock                Directors and Executive Officers as   300,000                      2.4%
($0.001 par value)          a Group (1)
--------------------------- ------------------------------------- ---------------------------- -----------------------

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendments to be made to the Corporation’s articles of incorporation or in any action covered by the related resolution adopted by the board of directors, which is not shared by all other stockholders.

ADDITIONAL INFORMATION

Additional information concerning the Corporation, including its annual and quarterly reports on Forms 10-KSB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

DELTA CAPITAL TECHNOLOGIES INC.

By Order of the Board of Directors

By: ___________________
Martin
Tutschek, Chief Executive Officer

Vancouver Canada
February 1, 2004

EXHIBIT A

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

OF

DELTA CAPITAL TECHNOLOGIES, INC.

Delta Capital Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

I.     The amendment to the Corporation’s Certificate of Incorporation set forth below were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and have been consented to in writing by: (a) the board of directors by their unanimous written consent; and (b) the holders of a majority of the outstanding shares entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

II.     Article 1. of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

    “1.        The name of the corporation is Newmark Ventures Inc.”

IN WITNESS WHEREOF, the undersigned hereby duly executes this Certificate of Amendment hereby declaring and certifying under penalty of perjury that this is the act and deed of the Corporation and the facts herein stated are true, this 19th day of December 2003.

   DELTA CAPITAL TECHNOLOGIES, INC.

   By: /s/ Martin Tutschek
   Martin Tutschek, President